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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 14, 2006

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

           GEORGIA                      000-28000                 58-2213805
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(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
      of Incorporation)                                        Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 14, 2006, PRG-Schultz International, Inc. (the "Company") entered into an employment agreement (the "Employment Agreement") with N. Lee White, under which Mr. White will serve as Executive Vice President - U.S. of the Company, beginning June 19, 2006. Mr. White succeeds James L. Benjamin, who served in that position since 2002. The material terms of Mr. White's Employment Agreement are as follows:

1. Employment Period. The Employment Agreement provides for an employment period that expires on June 19, 2009, unless sooner terminated. However, absent notice of termination by the Company or Mr. White, the Employment Agreement will automatically be extended until June 19, 2010.

2.   Compensation.

     (a) Salary. The Employment Agreement provides for an initial salary of $325,000 per year, subject to increase from time to time by the Compensation Committee in its sole discretion. The Employment Agreement provides that Mr. White's salary is not subject to decrease except in the case of certain general salary deductions applicable to all senior executives.

     (b) Annual Bonus. Mr. White will be entitled to receive a bonus with respect to fiscal year 2006 equal to 40% of his salary, prorated based on the number of days actually employed during the year. However, for each subsequent fiscal year that he remains employed, he will be eligible to receive a bonus in an amount equaling between 40% and 80% of his salary, based upon the achievement of certain performance objectives to be set by the Company's Compensation Committee.

     (c) 2006 MIP. The Company is obligated to use best efforts to provide Mr. White participation in the Company's 2006 Management Incentive Plan, which is expected to be approved in the near future and submitted to the Company's shareholders at the Company's 2006 Annual Meeting for permission to pay out a portion of the awards under the Plan in Company stock.

     (d) Other. The Employment Agreement also provides for standard expense reimbursement, vacation time, and other standard executive benefits. Mr. White's compensation may also include additional compensation awarded by the Compensation Committee from time to time.

3. Post-termination Benefits. If Mr. White terminates his employment for Good Reason, or his employment is terminated without Cause (as those terms are defined in the Employment Agreement), or if the Company fails to renew the Employment Agreement at the end of the three-year term, he will be entitled to receive termination payments as follows: (i) within the first 120 days of his employment, in the absence of a Change of Control (as defined in the Employment Agreement), payments equal to 50% of his salary for the


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     then-current fiscal year; (ii) after the first 120 days (or within the first 120 days of employment if termination follows a Change of Control), payments equal to 100% of his salary for the then-current fiscal year. Termination payments are payable bi-weekly over a twelve-month period. Mr. White will also be eligible for certain post-termination insurance benefits.

4. Restrictive Covenants. The Employment Agreement includes standard non-compete, non-solicitation and other restrictive covenants.

     The Company and Mr. White also entered into an indemnification agreement with substantially the same terms as the Company's standard form of Indemnification Agreement, a copy of which is filed with the U.S. Securities and Exchange Commission as Exhibit 10.4 of the Company's Form 10-K for the year ended December 31, 2003.

     A copy of the Employment Agreement is filed as Exhibit 10.1 to this Form
8-K.

     Mr. Benjamin will remain with the Company through September 1, 2006, assisting in the transition of responsibilities to Mr. White. Mr. Benjamin will continue to be compensated in accordance with the terms of his employment agreement with the Company during the transition period. On June 16, 2006, the Company and Mr. Benjamin reached an agreement in principle under which Mr. Benjamin's severance arrangements will be modified to provide him with termination payments equal to sixteen months' salary, upon execution of a separation agreement and mutual release with the Company.

     There are no material relationships between the Company (or any of its affiliates) and Messrs. White and Benjamin other than their respective relationships with the Company arising out of their employment.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

     As announced in the Company's press release on June 20, 2006, a copy of which is filed with this Form 8-K as Exhibit 99.1 and incorporated by reference herein, on June 14, 2006, the Company received a staff determination letter from the Nasdaq Stock Market indicating that the Company has failed to comply with the $1.00 minimum bid price required for continued listing by Marketplace Rule 4450(a)(5) over the prior 180 days, and that, unless the Company requests a formal hearing, its common stock will be delisted from the Nasdaq National Market at the opening of business on June 23, 2006. The Company intends to file a request for a hearing before the Nasdaq Qualifications Panel in order to appeal the staff determination. As a result, the Company's stock will continue to be traded on the Nasdaq National Market, and will not be delisted on June 23, 2006, pending the hearing date and the final decision by Nasdaq.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
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     10.1  Employment Agreement with N. Lee White dated June 14, 2006
     99.1  Press Release dated June 20, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRG-SCHULTZ INTERNATIONAL, INC.



Date:  June 20, 2006                   By:  /s/ Victor A. Allums
                                            ------------------------------------
                                             Victor A. Allums
                                             Senior Vice President, General
                                                Counsel and Secretary




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